SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NUMBER

2. CONTRACT NO.: FA9302-17-P-F049

3. AWARD/EFFECTIVE DATE: 18 SEP 2017

4. ORDER NUMBER

5. SOLICITATION NUMBER: - - -

6. SOLICITATION ISSUE DATE

7. FOR SOLICITATION INFORMATION CALL: a. NAME

b. TELEPHONE NUMBER (No collect calls)

8. OFFER DUE DATE/ LOCAL TIME

9. ISSUED BY AFTC/PZIEA CODE FA9302

DIRECTORATE OF CONTRACTING
5 SOUTH WOLFE AVE, BLDG 2800
EDWARDS AFB CA 93524-1185
JACOB C. AROLA 661-277-8777
jacob.arola@us.af.mil

10. THIS ACQUISITION IS

- ☒ UNRESTRICTED
- ☐ SET ASIDE % FOR
  - ☐ SMALL BUSINESS
  - ☐ HUBZONE SMALL BUSINESS
  - ☐ EMERGING SMALL BUSINESS
  - ☐ 8(A)
  - ☐ SERVICE DISABLED VET SB

NAICS 334220
SIZE STANDARD 1000

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED ☐ SEE SCHEDULE

12. DISCOUNT TERMS: N

13a. ☒ THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING: N

14. METHOD OF SOLICITATION ☐ RFQ ☐ IFB ☐ RFP

15. DELIVER TO CODE

SEE SF1449 Continuation

16. ADMINISTERED BY CODE FA9302

AFTC/PZIE
DIRECTORATE OF CONTRACTING
5 SOUTH WOLFE AVE. BLDG. 2800
EDWARDS AFB, CA 93524-1185

SCD: C PAS: (NONE)

17a. CONTRACTOR/ OFFEROR CODE 53Y44 FACILITY CODE

GLOBAL TREK XPLORATION
GTX CORP
117 W 9TH ST STE 1214
LOS ANGELES CA 90015-1513

TELEPHONE NO. (415) 999-3321

☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY CODE F03000

DFAS-COLUMBUS
DFAS-JAIQB/CO
3990 EAST BROAD STREET
BLDG. 21
COLUMBUS, OHIO 43213-1152

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	See SF1449 Continuation				
	(Attach Additional Sheets as Necessary)				

25. ACCOUNTING AND APPROPRIATION DATA: See SF1449 Continuation

26. TOTAL AWARD AMOUNT (For Govt. Use Only): $180,000.00

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED

☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☒ ARE ☐ ARE NOT ATTACHED

☐ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ____ COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

☒ 29. AWARD OF CONTRACT: REF. ____ OFFER DATED 08/28/2017. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: SEE CONTINUATION

30a. SIGNATURE OF OFFEROR/CONTRACTOR

31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

//signed//

30b. NAME AND TITLE OF SIGNER (Type or print)

30c. DATE SIGNED

31b. NAME OF CONTRACTING OFFICER (Type or print): JACOB C. AROLA

31c. DATE SIGNED: 11 SEP 2017

32a. QUANTITY IN COLUMN 21 HAS BEEN ☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ____

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32c. DATE

32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER ☐ PARTIAL ☐ FINAL

34. VOUCHER NUMBER

35. AMT VERIFIED CORRECT FOR

36. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL

37. CHECK NUMBER

38. S/R ACCT NUMBER

39. S/R VOUCHER NUMBER

40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

41c. DATE

42a. RECEIVED BY (Print)

42b. RECEIVED AT (Location)

42c. DATE REC'D (YY/MM/DD)

42d. TOTAL CONTAINERS